EXHIBIT 99.5



                           MIDLAND LOAN SERVICES, INC.
                                 Master Servicer



                                       and



                             BANK OF AMERICA, N.A.,
                                  Sub-Servicer



                             SUB-SERVICING AGREEMENT



                          Dated as of December 1, 2006














                 Deutsche Mortgage & Asset Receiving Corporation
                  Commercial Mortgage Pass-Through Certificates
                                 Series 2006-C8

                                TABLE OF CONTENTS


ARTICLE I DEFINITIONS

Section 1.01   Defined Terms...............................................

ARTICLE II MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER TO PERFORM SERVICING RESPONSIBILITIES

Section 2.01   Contract for Servicing; Possession of Mortgage Loan Documents
Section 2.02   Letters of Credit...........................................

ARTICLE III SERVICING OF THE MORTGAGE LOANS

Section 3.01   Sub-Servicer to Service.....................................
Section 3.02   Merger or Consolidation of the Sub-Servicer.................
Section 3.03   Limitation on Liability of the Sub-Servicer and Others......
Section 3.04   Sub-Servicer's Resignation..................................
Section 3.05   No Transfer or Assignment of Servicing......................
Section 3.06   Indemnification.............................................

ARTICLE IV DEFAULT

Section 4.01   Events of Default...........................................
Section 4.02   Waiver of Defaults..........................................
Section 4.03   Other Remedies of Master Servicer...........................

ARTICLE V TERMINATION

Section 5.01   Termination.................................................
Section 5.02   Termination of Duties with Respect to Specially Serviced Loans

ARTICLE VI MISCELLANEOUS

Section 6.01   Successor to the Sub-Servicer...............................
Section 6.02   Financial Statements........................................
Section 6.03   Regulation AB Readiness Certificate.........................
Section 6.04   Closing.....................................................
Section 6.05   Closing Documents...........................................
Section 6.06   Notices.....................................................
Section 6.07   Severability Clause.........................................
Section 6.08   Counterparts................................................
Section 6.09   Governing Law...............................................
Section 6.10   Protection of Confidential Information......................
Section 6.11   Intention of the Parties....................................
Section 6.12   Third Party Beneficiary.....................................
Section 6.13   Successors and Assigns: Assignment of Agreement.............
Section 6.14   Waivers.....................................................
Section 6.15   Exhibits....................................................
Section 6.16   General Interpretive Principles.............................
Section 6.17   Complete Agreement..........................................
Section 6.18   Further Agreement...........................................
Section 6.19   Amendments..................................................

EXHIBIT A      MORTGAGE LOAN SCHEDULE......................................
EXHIBIT B      SUB-SERVICER'S OFFICER'S CERTIFICATE........................
EXHIBIT C      POOLING AND SERVICING AGREEMENT.............................
EXHIBIT D      FORM OF ADDITIONAL REPORTS..................................
EXHIBIT E      FORM OF ACCOUNT CERTIFICATION...............................
EXHIBIT F      FORM OF COLLECTION REPORT...................................
EXHIBIT G      FORM OF CERTIFICATION.......................................
EXHIBIT H      FORM OF SEMI-ANNUAL SERVICER CERTIFICATION..................

            This is a SUB-SERVICING AGREEMENT (the "Agreement"), dated as of December 1, 2006, by and between MIDLAND LOAN SERVICES, INC., having an office at 10851 Mastin, Suite 300, Overland Park, Kansas 66210 (the "Master Servicer") and BANK OF AMERICA, N.A., having an office at 900 West Trade Street, Suite 650, NC1-026-06-01, Charlotte, North Carolina 28255 and its successors and assigns (the "Sub-Servicer").

                              W I T N E S S E T H:
                              --------------------

            WHEREAS, Deutsche Mortgage & Asset Receiving Corporation (the "Depositor"), LNR Partners, Inc. (the "Special Servicer"), LaSalle National Association (the "Trustee") and the Master Servicer have entered into that certain Pooling and Servicing Agreement dated as of December 1, 2006, as amended, modified and restated from time to time (the "Poo1ing and Servicing Agreement"), whereby the Master Servicer shall master service certain mortgage loans on behalf of the Trustee;

            WHEREAS, Section 3.01 of the Pooling and Servicing Agreement permits the Master Servicer to enter into agreements with Sub-Servicers (as defined in the Pooling and Servicing Agreement) for the sub-servicing of certain Mortgage Loans, certain Serviced B-Loans and Serviced Pari Passu Companion Loans (each as defined in the Pooling and Servicing Agreement); and

           WHEREAS, the Master Servicer desires to enter into a contract with the Sub-Servicer whereby the Sub-Servicer shall service certain of such Mortgage Loans, Serviced B-Loans and Serviced Pari Passu Companion Loans listed on Exhibit A (the "Serviced Loan Schedule") attached hereto (collectively, the "Serviced Loans") on behalf of the Master Servicer; and

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Master Servicer and the Sub-Servicer hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

            Section 1.01 Defined Terms.

            Unless otherwise specified in this Agreement, all capitalized terms not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. As used herein, the following terms have the meanings assigned to them in this Section 1.01:

            "Available Distribution Amount": With respect to any date, an amount equal to, without duplication, (a) the sum of (i) the aggregate of the amounts on deposit in the Sub-Servicer Custodial Account as of such date, (ii) if and to the extent not included in the amount referred to in subclause (a)(i), the aggregate amount transferred from the REO Account (if established) to the Sub-Servicer as of such date to the extent not previously remitted to the Master Servicer, (iii) the aggregate of all other amounts received with respect to any Serviced Loan as of such date to the extent not previously remitted to the Master Servicer net of (b) the portion of the amount described in subclause (a) of this definition that represents one or more of the following: (i) Escrow Payments, (ii) reserve funds or (iii) any amounts that the Sub-Servicer is entitled to retain as compensation pursuant to Section 3.12 of the Pooling and Servicing Agreement as incorporated herein pursuant to Section 3.01(c)(23) and
(24) of this Agreement and (iv) the aggregate amounts deposited by the Sub-Servicer in the Sub-Servicer Custodial Account as required pursuant to
Section 3.05(a) of the Pooling and Servicing Agreement and Section 3.01(c)(9) of this Agreement, to the extent not previously remitted to the Master Servicer.

            "Collection Report": The monthly reports prepared by the Sub-Servicer setting forth, with respect to each Serviced Loan serviced by the Sub-Servicer and the most recently ended Collection Period prior to the due date of such report, the information described on Exhibit F attached hereto.

            "Serviced Loans": As defined in the recitals hereto.

            "Serviced Loan Schedule": As defined in the recitals hereto.

            "Sub-Servicer Custodial Account": The account established by the Sub-Servicer pursuant to Section 3.01(c)(9) of this Agreement.

            "Sub-Servicing Fee": With respect to the Serviced Loans and any related REO Loan, the fee payable to the Sub-Servicer pursuant to Section 3.01(c)(23) of this Agreement.

            "Sub-Servicing Fee Rate": With respect to each Serviced Loan, the rate that corresponds to such Serviced Loan set forth on Exhibit A attached hereto under the heading "Sub-Servicing Fee Rate."

            "Sub-Servicer Remittance Date": The second Business Day preceding such Distribution Date.

            "Sub-Servicer Reporting Date": The third Business Day preceding such Distribution Date.

                                   ARTICLE II

                  MASTER SERVICER'S ENGAGEMENT OF SUB-SERVICER
                      TO PERFORM SERVICING RESPONSIBILITIES

            Section 2.01 Contract for Servicing; Possession of Serviced Loan Documents.

            The Master Servicer, by execution and delivery of this Agreement, does hereby contract with the Sub-Servicer, subject to the terms of this Agreement, for the servicing of the Serviced Loans. On and after the Closing Date, the Sub-Servicer shall hold (for each Serviced Loan serviced by the Sub-Servicer) any portion of the Servicing File (including without limitation, any original letter of credit to the extent such letter of credit has been delivered to the Sub-Servicer) or the Mortgage File in the possession of the Sub-Servicer in trust by the Sub-Servicer, on behalf of the Master Servicer for the benefit of the Trustee. The Sub-Servicer's possession of any portion of the Servicing File or the Mortgage File shall be at the will of the Master Servicer and the Trustee for the sole purpose of facilitating the servicing or the supervision of servicing of the related Serviced Loan pursuant to this Agreement, and such retention and possession by the Sub-Servicer shall be in a custodial capacity only. Any portion of the Servicing File or the Mortgage File retained by the Sub-Servicer shall be identified to reflect clearly the ownership of the related Serviced Loan by the Trustee. The Sub-Servicer shall release from its custody any Mortgage File retained by it only in accordance with this Agreement and the Pooling and Servicing Agreement.

            Section 2.02 Letters of Credit.

            Within twenty (20) days following the Closing Date, the Sub-Servicer shall provide to the Master Servicer a certification executed by a duly authorized officer of the Sub-Servicer, certifying to the Master Servicer as to the original letters of credit held by the Sub-Servicer, to the extent such letter of credit has been delivered to the Sub-Servicer, and identifying the letters of credit, the amounts of the letters of credit and the Serviced Loans to which they relate, and provide a copy of any such letters of credit to the Master Servicer.

            Within sixty (60) days after the Closing Date, the Sub-Servicer shall notify each provider of a Letter of Credit for any Serviced Loan, and use commercially reasonable efforts to provide the Master Servicer with evidence thereof, that the Master Servicer, on behalf of the Trustee for the benefit of the Certificateholders, shall be the beneficiary under each such Letter of Credit.

                                   ARTICLE III

                         SERVICING OF THE SERVICED LOANS

            Section 3.01 Sub-Servicer to Service.

            (a) The Sub-Servicer, as an independent contractor, shall service and administer the Serviced Loans pursuant to this Agreement on behalf of the Master Servicer and the Trustee in the best interests of and for the benefit of the Certificateholders in accordance with any and all applicable laws and the terms of this Agreement, the Serviced Loans and to the extent consistent with the foregoing with the Servicing Standard under the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer's obligations and rights under this Agreement are expressly limited to the Serviced Loans which are sub-serviced by the Sub-Servicer as set forth in Exhibit A.

            (b) The Sub-Servicer shall perform, on behalf of the Master Servicer, all of the obligations of the Master Servicer (with respect to the Serviced Loans subject to this Agreement) as set forth in those sections of the Pooling and Servicing Agreement incorporated herein pursuant to Section 3.01(b) of this Agreement (the "Incorporated Sections"), as modified by Section 3.01(c) of this Agreement, and the Master Servicer shall have the same rights with respect to the Sub-Servicer that the Trustee, the Depositor, the Underwriters, the Rating Agencies and the Certificateholders (including, without limitation, the right of the Special Servicer to direct the Master Servicer during certain periods) have with respect to the Master Servicer under the Pooling and Servicing Agreement to the extent that the Sub-Servicer is acting on behalf of the Master Servicer hereunder and except as otherwise set forth herein. Without limiting the foregoing, and subject to Section 3.26 of the Pooling and Servicing Agreement as modified herein, the Sub-Servicer shall service and administer all Serviced Loans that are not Specially Serviced Loans; provided, however, that the Sub-Servicer shall, under instruction from the Special Servicer or the Master Servicer, continue to collect and apply payments (and provide notice to the Special Servicer of such payments), deliver certain statements and documents requested by the Special Servicer regarding information held by the Sub-Servicer and continue to cooperate with the Special Servicer and the Master Servicer by providing requested information regarding the servicing of all Serviced Loans that are not Specially Serviced Loans. All references herein to the respective duties of the Sub-Servicer and the Special Servicer, and to the areas in which they may exercise discretion, shall be subject to Section 3.01 and Section 3.26 of the Pooling and Servicing Agreement, as modified herein and to the Special Servicer's right to service all Specially Serviced Loans. Except as otherwise set forth below, for purposes of this Agreement, references to the Trustee, the Depositor, the Underwriters, the Rating Agencies and the Certificateholders in the Incorporated Sections shall be deemed to be references to the Master Servicer hereunder and references to the Master Servicer, Servicing Function Participant, Additional Servicer or Sub-Servicer in the Incorporated Sections shall be deemed to be references to the Sub-Servicer hereunder (such modification of the Incorporated Sections shall be referred to herein as the "References Modification").

            (c) The following sections or subsections of the Pooling and Servicing Agreement listed herein and only such sections or subsections, unless otherwise provided in this Section 3.01(c) of this Agreement, are hereby incorporated herein by reference as if fully set forth herein, and, for purposes of this Agreement, in addition to the References Modification, are hereby further modified as set forth below (and to avoid any doubt, any modification is limited to its specific terms and the section is otherwise fully incorporated herein without limitation):

            (1) Section 2.03(d). The Sub-Servicer shall promptly notify the Master Servicer upon becoming aware of any Defect or any Breach of the representations and warranties made by the related Mortgage Loan Seller in connection (but only in connection) with those Serviced Loans that the Sub-Servicer is required to sub-service hereunder as set forth on Exhibit A attached hereto.

            (2) Sections 2.04(a) and (c). References to the Master Servicer shall be deemed to be references to the Sub-Servicer except with respect to 2.04(a)(i). The Sub-Servicer represents and warrants that the Sub-Servicer is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and the Sub-Servicer is in compliance with the laws of each State in which any Mortgaged Property is located to the extent necessary to perform its obligations under this Agreement. The Sub-Servicer represents and warrants that it is authorized to transact business in each state in which a Mortgaged Property is located, if and to the extent required by applicable law. The Sub-Servicer represents and warrants that it is an approved servicer of mortgage loans for FHLMC, FNMA, or a servicer approved by the Department of Housing and Urban Development, or approved by the Rating Agencies.

            (3) Section 3.01(a) and (e). The Sub-Servicer shall take all necessary action to continue all UCC financing statements (including all in-lieu continuations, as applicable) in favor of the originator of each Serviced Loan or in favor of any assignee prior to the expiration of such UCC financing statements.

            (4) Section 3.01(c) and (d). References to the Master Servicer shall not be deemed to be references to the Sub-Servicer for purposes of Section 3.01(c) and (d). Each and every one of the terms and conditions of Section 3.01(c) and (d) shall be enforceable against the Sub-Servicer in accordance with the terms thereof and each requirement for a Sub-Servicing Agreement set forth in 3.01(c) and (d) is hereby incorporated into the Agreement. To the extent necessary for the Sub-Servicer to comply with applicable laws, or if otherwise consented to by the Master Servicer, the Sub-Servicer may enter into any sub-servicing agreement with another subservicer that would permit such subservicer to perform any or all of the Sub-Servicer's servicing responsibilities under this Agreement. Notwithstanding any sub-servicing agreement, the Sub-Servicer shall remain obligated and primarily liable to the Master Servicer for the servicing and administering of the Serviced Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement to the same extent and under the same terms and conditions as if the Sub-Servicer were servicing the Serviced Loans alone.

            (5) Section 3.03.

            (6) Section 3.04(b). The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer upon the creation of and any transfer of the Escrow Account.

            (7) Section 3.04(a) and (c). Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and report to the Master Servicer on a quarterly basis starting for the quarter ending in March of 2007 on the 30th of the month following the end of the calendar quarter the information on each Serviced Loan it services with respect to taxes, insurance premiums, assessments, ground rents and other similar items as required by, and in the form of, Exhibit D attached hereto.

            (8) Section 3.05(a). The Sub-Servicer shall establish a custodial account (the "Sub-Servicer Custodial Account"), meeting all of the requirements of the Collection Account, and references to the Collection Account shall be references to the Sub-Servicer Custodial Account. The creation of the Sub-Servicer Custodial Account shall be evidenced by a certification in the form of Exhibit E attached hereto and a copy of such certification shall be furnished to the Master Servicer on or prior to the Closing Date and thereafter to the Master Servicer upon any transfer of the Sub-Servicer Custodial Account. For purposes of the last paragraph of
      Section 3.05(a), the Master Servicer shall direct each Special Servicer to make payment of amounts referenced therein directly to the Sub-Servicer for deposit in the Sub-Servicer Custodial Account.

            (9) Section 3.05(a). The Sub-Servicer shall only invest funds held in the Sub-Servicer Custodial Account in Permitted Investments. The Sub-Servicer shall give notice to the Master Servicer of the location of the Sub-Servicer Custodial Account as of the Closing Date and of the new location of the Sub-Servicer Custodial Account prior to any change thereof.

            (10) Section 3.05(d). References to the Collection Account shall be references to the Sub-Servicer Custodial Account, references to the Distribution Account shall be references to the Collection Account and references to the Servicer Remittance Date shall be references to the Sub-Servicer Remittance Date. Each remittance required to be made to the Master Servicer on the Sub-Servicer Remittance Date shall be made by wire transfer and shall be made by 2:00 p.m. Eastern Standard Time on such date. Each month, by 2:00 p.m. Eastern Standard Time on the first Business Day after receipt of any Available Distribution Amount between the Sub-Servicer Remittance Date and the Distribution Date, the Sub-Servicer shall forward to the Master Servicer by wire transfer the Available Distribution Amount for such date. Each month by 2:00 p.m. Eastern Standard Time, on the first Business Day after receipt of any amounts which constitute delinquent payments on the Serviced Loans and any related late fees or penalty interest (excluding any amounts to which the Sub-Servicer is entitled to as compensation pursuant to Section 3.12 of the Pooling and Servicing Agreement as incorporated herein pursuant to Sections 3.01(c)(23), (24) and (35) of this Agreement) that the Sub-Servicer is not required to remit to the Master Servicer pursuant to the previous sentence, the Sub-Servicer shall forward to the Master Servicer by wire transfer all such amounts collected by the Sub-Servicer and not previously remitted to the Master Servicer. Section 3.01(c)(25) of this Agreement sets forth certain reporting requirements with respect to such remittances. Subsection (i) of Section 3.04(b) of the Pooling and Servicing Agreement is not incorporated herein. If any check or other form of payment received by the Sub-Servicer with respect to the Serviced Loans is returned for insufficient funds and the Sub-Servicer has previously remitted cash in the amount of such payment to the Master Servicer, the Master Servicer shall reimburse the Sub-Servicer for such amount within five (5) Business Days after the Master Servicer receives notification from the Sub-Servicer of such insufficient funds, and the Sub-Servicer has provided the Master Servicer with any requested information to identify such payment and sent a revised Collection Report to reflect such returned check.

            (11) Section 3.06. Section 3.06 is not incorporated herein. The Sub-Servicer may, from time to time, make withdrawals from the Sub-Servicer Custodial Account for any of the following purposes (the order set forth below not constituting an order of priority for such withdrawals):

                  (i) to remit to the Master Servicer for deposit in the
            Collection Account the amounts required to be so deposited pursuant to the first paragraph of Section 3.05(d) of the Pooling and Servicing Agreement and Section 3.01(c)(10) of this Agreement;

                  (ii) to pay to itself earned and unpaid Sub-Servicing Fees
            (which are the fees payable as compensation to the Sub-Servicer) in respect of each Serviced Loan and REO Loan, the Sub-Servicer's right to payment pursuant to this clause (ii) with respect to any Serviced Loan or REO Loan being payable from, and limited to, amounts received on or in respect of such Serviced Loan (whether in the form of payments, Liquidation Proceeds or Insurance Proceeds) or such REO Loan (whether in the form of REO Proceeds, Liquidation Proceeds or Insurance Proceeds) that are allocable as a recovery of interest thereon;

                  (iii) to pay to itself additional servicing compensation in accordance with Section 3.0l(c)(23) of this Agreement and Section 3.12(a) of the Pooling and Servicing Agreement, including interest and investment income earned in respect of amounts held in its Sub-Servicer Custodial Account as provided in Section 3.0l(c)(9) of this Agreement, but only to the extent of the Net Investment Earnings with respect to its Sub-Servicer Custodial Account for any Collection Period;

                  (iv) to clear and terminate its Sub-Servicer Custodial Account at the termination of this Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement, as modified herein; and

                  (v) any amounts deposited in the Sub-Servicer Custodial
            Account in error.

            The Sub-Servicer shall keep and maintain separate accounting records, on a loan-by-loan basis when appropriate, in connection with any withdrawal from its Sub-Servicer Custodial Account pursuant to clauses (ii) and (iii) above.

            (12) Sections 3.07(a) and (c) are not incorporated herein. The Sub-Servicer may invest funds in its Sub-Servicer Custodial Account on the same terms as the Master Servicer may invest funds in the Collection Account, and subject to the same restrictions and obligations regarding maturity dates, holding to maturity dates, gains, losses, possession of Permitted Investments and Permitted Investments payable on demand. Without limiting the generality of the foregoing, (A) any investment of funds in the Sub-Servicer Custodial Account shall be made in the name of the Trustee for the benefit of the Certificateholders (in its capacity as such), and (B) the Master Servicer, on behalf of the Trustee, shall (i) be the "entitlement holder" of any Permitted Investment that is a "security entitlement" and (ii) maintain "control" of any Permitted Investment that is either a "certificated security" or an "uncertificated security". For purposes of this Section 3.0l(c)(13), the terms "entitlement holder," "security entitlement," "control," "certificated security" and "uncertificated security" shall have the meanings given such terms in
      Article 8 of the UCC, and "control" of any Permitted Investment by the Sub-Servicer shall constitute "control" by a Person designated by, and acting on behalf of, the Trustee for purposes of Article 8 of the UCC.

            (13) Section 3.07(b). References to the Collection Account shall be references to the Sub-Servicer Custodial Account. References to the Trustee shall be inapplicable to the Sub-Servicer. References to the Special Servicer and the REO Account are inapplicable to the Sub-Servicer.

            (14) Section 3.08(a). References to the Collection Account shall be references to the Sub-Servicer Custodial Account. All insurance policies caused to be maintained by the Sub-Servicer hereunder shall also name the Master Servicer as loss payee; the Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear. The Sub-Servicer may request the Master Servicer to pay the premiums for such insurance policies if payments from the Borrower are insufficient, and the Master Servicer shall make such premium payments as Advances pursuant to Section 3.04(b) of the Pooling and Servicing Agreement. Without limiting the generality of the obligations of the Sub-Servicer hereunder, the Sub-Servicer shall monitor and report on a quarterly basis starting for the quarter ending in March of 2007 on the 30th of the month following the end of the calendar quarter on the status of insurance policies and monitor the information relating to the Serviced Loans as required by, and in the form of, Exhibit D attached hereto, pursuant to Section 3.01(c)(24) of this Agreement.

            (15) Section 3.08(b). References to the Collection Account shall be references to the Sub-Servicer Custodial Account.

            (16) Sections 3.08(c) and (d). The fidelity bond and insurance policies required hereunder shall also name the Master Servicer as loss payee; the Master Servicer shall designate in writing to the Sub-Servicer how its name shall appear. The Sub-Servicer shall provide a certificate of insurance to the Master Servicer evidencing fidelity bond and insurance coverage required hereunder on or before March 31 of each year, beginning March 31, 2007. Notwithstanding the foregoing, so long as the long-term unsecured debt obligations of the Sub-Servicer are rated not lower than "A" by the Rating Agencies the Sub-Servicer may self-insure with respect to either or both of the fidelity bond coverage and the errors and omissions coverage required as described above, in which case it shall not be required to maintain an insurance policy with respect to such coverage.

            (17) Section 3.09. Section 3.09 is incorporated herein with the following modifications. The Sub-Servicer shall forward an assumption/transfer package to the Master Servicer, and the Sub-Servicer shall not permit an assumption of the Serviced Loans or subordinate financing without the prior written consent of the Master Servicer. The Master Servicer shall forward any such package that requires the consent of the Special Servicer and/or the Rating Agencies promptly to the Special Servicer, Controlling Class Representative and/or the Rating Agencies, as the case may be, but in any event within ten (10) Business Days of its initial receipt from the Sub-Servicer. The Master Servicer shall notify the Sub-Servicer in writing if it determines that such assumption/transfer documentation package is incomplete (and what items are needed to complete the assumption/transfer documentation package) within five (5) Business Days from its initial receipt of an assumption/transfer documentation package relating to a Serviced Loan not requiring Rating Agency, Controlling Class Representative or Special Servicer's review, and as promptly as reasonably possible if such assumption/transfer documentation package relating to the Serviced Loans requiring Rating Agency, Controlling Class Representative or Special Servicer review is found by the Rating Agencies, Controlling Class Representative and/or the Special Servicer to be incomplete. The Sub-Servicer agrees to cooperate with the Special Servicer, Controlling Class Representative and/or the Rating Agencies, as the case may be, to provide to each of them, the information that each of them may request pursuant to Section 3.09 of the Pooling and Servicing Agreement in connection with their consent and/or review. The Master Servicer shall notify the Sub-Servicer in writing of its decision to consent (or withhold consent) to an assumption within fifteen (15) Business Days from receipt of a complete assumption/transfer documentation package from the Sub-Servicer on the Serviced Loans not requiring Rating Agency, Controlling Class Representative or Special Servicer review, and as promptly as reasonably possible on the Serviced Loans requiring Rating Agency, Controlling Class Representative or Special Servicer review. Any assumption fees, application fees and other fees or charges in connection with an assumption or transfer of interest request shall be allocated 50% to the Sub-Servicer and 50% to the Master Servicer to the extent the Master Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement. For the avoidance of doubt, the Sub-Servicer will not be required to prepare an assumption/transfer documentation package in connection with any Specially Serviced Loan unless the Sub-Servicer shall be entitled to receive such fees with respect to the related Serviced Loan. References to the Trustee as Mortgagee of record shall remain unchanged.

            (18) Section 3.09(f). The Sub-Servicer shall take no action that would cause the Trustee to initiate foreclosure proceedings, obtain title to a Mortgaged Property by foreclosure, deed in lieu of foreclosure or otherwise, or take any other action with respect to any Mortgaged Property, if, as a result of any such action, the Trustee, on behalf of the Certificateholders, could, in the reasonable, good faith judgment of the Special Servicer, exercised in accordance with the Servicing Standard, be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of CERCLA or any comparable law.

            (19) Section 3.11. References to the Collection Account shall be references to the Sub-Servicer Custodial Account. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Sub-Servicer Custodial Account. The Sub-Servicer shall promptly remit to the Master Servicer copies of all written communications between it and the Trustee with respect to the Serviced Loans.

            (20) Section 3.12(a). References to the Servicing Fee shall be references to the Sub-Servicing Fee and references to the Servicing Fee Rate shall be references to the Sub-Servicing Fee Rate. Anything herein to the contrary notwithstanding, the Sub-Servicer shall be paid the Sub-Servicing Fee at such times as, and only to the extent that, the Master Servicer receives its Servicing Fee with respect to each Serviced Loan under the Pooling and Servicing Agreement.

            (21) Section 3.12(a). All references to the Collection Accounts shall be references to the Sub-Servicer Custodial Account and Escrow Accounts maintained by the Sub-Servicer. Any late payment or other fees paid in respect of a delinquent loan to which the Master Servicer is entitled under the Pooling and Servicing Agreement (other than as payment of interest on Advances) shall be paid to the applicable Sub-Servicer. The Sub-Servicer shall be entitled to 50% of any modification fees, assumption fees, application fees, consent fees or other fees or charges that the Master Servicer is entitled to in connection with an assumption, modification or consent request, collected with respect to the Serviced Loans to the extent that the Master Servicer is entitled to such fees or charges under the Pooling and Servicing Agreement.

            (22) Section 3.12(b). To the extent the amounts described in subsection (iv) of Section 3.12(b) of the Pooling and Servicing Agreement are collected by the Sub-Servicer, the Sub-Servicer shall promptly pay such amounts to the Master Servicer.

            (23) Section 3.12. As to Section 3.12(a), the Sub-Servicer shall promptly (but in no event later than fifteen (15) days after the related inspection or collection, as applicable) forward to the Master Servicer an electronic copy of all inspection reports received by the Sub-Servicer including digital copies of any photographs included therein and all operating statements and rent rolls collected by the Sub-Servicer. The Sub-Servicer in connection with the reports that it prepares in connection with Section 3.19 of the Pooling and Servicing Agreement will afford the Master Servicer reasonable cooperation by providing such information as the Master Servicer may request in connection with the Master Servicer's responsibilities in Section 3.19 of the Pooling and Servicing Agreement.

            (24) Section 3.13. As to Section 3.13(c), the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer (with a hard copy upon request and not later than the Business Day following such request):

            a. not later than 1:00 p.m. Eastern Standard Time on the Sub-Servicer Reporting Date, the Collection Report, the CMSA Property File and the Delinquent Loan Status Report, the Comparative Financial Statement Report, the Watch List, the Loan Level Reserve/LOC Report, the Financial File, each providing the required information as of the related Determination Date;

            b. not later than 1:00 p.m., Eastern Standard Time on the Sub-Servicer Reporting Date in July (for the months of January through June) and January (for the months of July through December) of each year, the information on the Serviced Loans, including without limitation information regarding UCC financing statements, taxes, insurance premiums and ground rents, on a semi-annual basis starting for the period ending in December 2006, in the form of Exhibit H attached hereto.

            As to Section 3.13(d), the Sub-Servicer shall prepare the Operating Statement Analysis Report and the NOI Adjustment Worksheet in Microsoft Excel format and deliver them electronically to the Master Servicer.

            The Sub-Servicer shall reasonably cooperate with the Master Servicer in providing information needed to establish the CMSA Loan Set-up File.

            Additionally, within

            . thirty (30) days of the Closing Date on a quarterly basis starting for the quarter ending in March of 2007 on the 30th of the month following the end of the calendar quarter, the Sub-Servicer shall provide to the Master Servicer all information and reports set forth in Exhibit D in connection with the Serviced Loans sub-serviced by it under this Agreement.

            The Sub-Servicer shall deliver to the Master Servicer on the third day of each month, unless such date is not a Business Day then in such case, no later than one Business Day prior to the Determination Date, by 3:00 p.m. Eastern Standard Time by electronic transmission in a format designated by the Master Servicer (with a hard copy upon request and not later than the fourth day of each month), a remittance report containing scheduled balance information for each Serviced Loan reflecting the scheduled periodic payment for such month in the form of Exhibit F attached hereto. In addition, on each day that the Sub-Servicer forwards to the Master Servicer any funds pursuant to Section 3.01(c)(11) of this Agreement, the Sub-Servicer shall deliver to the Master Servicer by electronic transmission in a format designated by the Master Servicer a report of the nature of such remittance in the form of Exhibit F attached hereto. The Sub-Servicer shall also prepare and deliver to the Master Servicer a reconciliation of all collection accounts and servicing accounts for the calendar month preceding each Determination Date, together with a copy of the related bank statement within twenty-five (25) days after such Determination Date.

            (25) Section 3.16. With respect to the Serviced Loans serviced hereunder, the Sub-Servicer shall fulfill all of the obligations of the Master Servicer required pursuant to Section 3.16 of the Pooling and Servicing Agreement as if the Sub-Servicer were the Master Servicer hereunder; provided, however, that the Sub-Servicer shall not be required to make available information or reports prepared by or entered into by the Special Servicer to the extent such information and reports are not in the possession of the Sub-Servicer. Upon reasonable prior notice, the Sub-Servicer shall provide to the Master Servicer access to its books and records related to the servicing of the Serviced Loans serviced hereunder (including, at the option of the Master Servicer, an on-site review).

            (26) Sections 3.19. Section 3.19 of the Pooling and Servicing Agreement is incorporated herein with the following modifications. The Sub-Servicer shall deliver the Servicer Prepayment Interest Shortfall called for in Section 3.19 of the Pooling and Servicing Agreement on the Sub-Servicer Remittance Date in an amount equal to the sum of (i) the lesser of (A) the aggregate amount of Prepayment Interest Shortfalls, if any, incurred in connection with Principal Prepayments received in respect of those Serviced Loans serviced by the Sub-Servicer under this Agreement during the most recently ended Collection Period, and (B) the aggregate of
      (1) that portion of its Sub-Servicing Fees for the related Collection Period that is, in the case of each and every Serviced Loan serviced by the Sub-Servicer under this Agreement for which such Sub-Servicing Fees are being paid in such Collection Period, calculated at 0.01% per annum, and (2) all Prepayment Interest Excesses received in respect of those Serviced Loans serviced by the Sub-Servicer under this Agreement during the most recently ended Collection Period, plus (ii) in the event that any Principal Prepayment was received on the last Business Day of the second most recently ended Collection Period, but for any reason was not included as part of the Available Distribution Amount for the preceding Servicer Remittance Date (other than because of application of the subject Principal Prepayment in accordance with Section 3.05(a) for another purpose), the total of all interest and other income accrued or earned on the amount of such Principal Prepayment while it is on deposit in the Sub-Servicer Custodial Account. Notwithstanding the foregoing, the Sub-Servicer shall have no obligation to deposit any Servicer Prepayment Interest Shortfall with respect to any Principal Prepayment for which the Master Servicer or the Special Servicer waived the requirement under the related Mortgage or the related Mortgage Note that the Borrower pay interest through and including the first Due Date following the date of the Principal Prepayment.

            (27) Section 3.24. The Sub-Servicer shall not be obligated to make any Property Advances, except as described in the next following sentence. The Sub-Servicer shall give the Master Servicer not less than five (5) Business Days' notice before the date on which the Master Servicer is required to make any Property Advance with respect to any Serviced Loan the Sub-Servicer services; provided, however, that, with respect to any Property Advance required to be made on an urgent or emergency basis such that the Sub-Servicer is unable to provide the Master Servicer with sufficient notice to enable the Master Servicer to make such Property Advance, the Sub-Servicer shall make such Property Advance and the Master Servicer shall reimburse the Sub-Servicer for such Property Advance within five (5) Business Days of receipt of written request therefor and interest thereon at the Prime Rate. In addition, the Sub-Servicer shall provide the Master Servicer with such information in its possession as the Master Servicer may reasonably request to enable the Master Servicer to determine whether a requested Property Advance would constitute a Nonrecoverable Property Advance.

            (28) Section 3.26(a). The Sub-Servicer shall immediately notify the Master Servicer of any event or circumstance that the Sub-Servicer deems to constitute a Servicing Transfer Event with respect to any Serviced Loan. The determination as to whether a Servicing Transfer Event has occurred shall be made by the Master Servicer or the Special Servicer. Upon receipt by the Master Servicer of notice from the Special Servicer that a Specially Serviced Loan has become a Corrected Serviced Loan, the Master Servicer shall promptly give the Sub-Servicer notice thereof and the obligation of the Sub-Servicer to service and administer such Serviced Loan shall resume.

            (29) Section 3.30. No Sub-Servicer will permit a modification, waiver or amendment with respect to the Serviced Loans except with the written consent of the Master Servicer. The Master Servicer shall forward any such package that requires the consent of the Special Servicer, Controlling Class Representative, and/or Rating Agencies promptly to the Special Servicer, Controlling Class Representative, and/or Rating Agencies, as the case may be, but in any event within ten (10) Business Days of its initial receipt from the Sub-Servicer.

            The Sub-Servicer shall not consent to any Principal Prepayment, partially or in its entirety, if the Mortgagor would be prohibited from making such Principal Prepayment without such consent. The Sub-Servicer shall promptly forward all requests for Principal Prepayments to the Master Servicer, along with a payoff statement (with respect to each Principal Prepayment request) setting forth the amount of the necessary Principal Prepayment and Prepayment Premiums calculated by the Sub-Servicer.

            The Master Servicer will process all defeasance requests and any defeasance of a Serviced Loan. The Sub-Servicer will forward any request for defeasance to the Master Servicer within three (3) Business Days.

            (30) Section 4.07 is not incorporated herein. The Sub-Servicer shall have no obligation to make P&I Advances.

            (31) Section 10.01. The Subservicer shall cooperate with the Master Servicer and/or Depositor to enable them to comply with Regulation AB.

            (32) Section 10.03.

            (33) Section 10.05 is not incorporated herein. The Subservicer shall cooperate with the Trustee, Depositor and Master Servicer to enable the Trustee, Depositor and Master Servicer to fulfill all of their obligations of the under Section 10.05 of the Pooling and Servicing Agreement.

            (34) Section 10.06. The Subservicer shall provide all reports required of a Sub-Servicer or Servicing Function Participant under Section
      10.06 of the Pooling and Servicing Agreement to the Trustee and Depositor, with a copy to the Master Servicer.

            (35) Section 10.07. The Subservicer shall provide all reports required of a Reporting Servicer, Master Servicer or Servicing Function Participant under Section 10.07 of the Pooling and Servicing Agreement to the Trustee and Depositor, with a copy to the Master Servicer. To the extent that the Subservicer is aware of any information that would constitute Additional Form 10-K Disclosure, the Subservicer shall provide such information to the Trustee and Depositor, with a copy to the Master Servicer no later than March 1st of each year (subject to a grace period through March 15th).

            (36) Section 10.08. So long as the Master Servicer is obligated under Section 10.08 of the Pooling and Servicing Agreement to provide a Performance Certification, the Subservicer covenants to provide a backup certification to the Master Servicer in the form set forth on Exhibit G hereto, which shall contain any certifications substantially similar to any certification required to be delivered by the Master Servicer pursuant to Section 10.08 of the Pooling and Servicing Agreement and shall provide such further information and assistance as may be required to cooperate with the Master Servicer in complying with the requirements of Section
      10.08 of the Pooling and Servicing Agreement. The certification shall be provided by March 1st of each year (subject to a grace period through March 15th). The certification may be relied upon by the Master Servicer in performing its obligations under Section 10.08 of the Pooling and Servicing Agreement.

            (37) Section 10.09. The Subservicer shall promptly notify the Trustee, Depositor and Master Servicer to the extent that the Subservicer becomes aware of a Reportable Event. The Subservicer shall cooperate with the Master Servicer to enable the Master Servicer to fulfill its obligations under Section 10.09 of the Pooling and Servicing Agreement. The Subservicer shall notify the parties to the Pooling and Servicing Agreement of any Reportable Event in the time frames set forth in Section
      10.09 of the Pooling and Servicing Agreement.

            (38) Section 10.10.

            (39) Section 10.11. The Subservicer shall provide the annual compliance certificate to the Trustee, Depositor and Master Servicer, by March 1 (subject to a grace period through March 15th).

            (40) Section 10.12. The Subservicer shall provide the annual reports on assessment of compliance with the Relevant Servicing Criteria to the Trustee, Depositor and Master Servicer, by March 1 (subject to a grace period through March 15th), commencing March 2007.

            (41) Section 10.13. The Subservicer shall provide the annual independent accountants' report to the Trustee, Depositor and Master Servicer, by March 1 (subject to a grace period through March 15th), commencing March 2007.

            (42) Section 10.14. References to the Servicing Function Participant shall be references to the Subservicer. References to the Trustee, the Master Servicer and the Special Servicer shall remain references to such parties. The Subservicer agrees to provide the indemnification and contribution obligations required of the Servicing Function Participant.

            Section 3.02 Merger or Consolidation of the Sub-Servicer.

            The Sub-Servicer shall keep in full effect its existence, rights and franchises as a limited partnership, limited liability company or corporation under the laws of the state of its organization or, as applicable, a national banking association under the laws of the United States of America.

            Any Person into which the Sub-Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Sub-Servicer shall be a party, or any Person succeeding to the business of the Sub-Servicer, shall be the successor of the Sub-Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person (i) must be a company whose business includes the origination or servicing of mortgage loans and shall be authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, (ii) must be an approved servicer of multifamily mortgage loans for FHLMC or FNMA or a servicer approved by the Department of Housing and Urban Development, (iii) must be reasonably acceptable to the Master Servicer, and
(iv) shall assume in writing the obligations of the Sub-Servicer under this Agreement.

            Section 3.03 Limitation on Liability of the Sub-Servicer and Others.

            The Sub-Servicer nor any of the officers, employees or agents of the Sub-Servicer shall be under any liability to the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Sub-Servicer or any such person against liability to the Master Servicer for any breach of a representation or warranty made herein, or failure to perform its obligations in strict compliance with the servicing standards, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith, or negligence in the performance of obligations or duties hereunder. The Sub-Servicer and any officer, employee or agent of the Sub-Servicer may rely in good faith on any document of any kind, prima facie, properly executed and submitted by any Person respecting any matters arising hereunder. The Sub-Servicer shall not be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its duties under this Agreement and (a) it is specifically required to bear the costs of such legal action or (b) in its opinion does not involve it in any ultimate expense or liability; provided, however, that the Sub-Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Master Servicer will be liable and the Sub-Servicer shall be entitled to be reimbursed therefor from the Master Servicer upon written demand.

            Section 3.04 Sub-Servicer's Resignation.

            The Sub-Servicer may resign from the obligations and duties hereby imposed on it at any time with thirty (30) days written notice to the Master Servicer.

            Section 3.05 No Transfer or Assignment of Servicing.

            With respect to the responsibility of the Sub-Servicer to service the Serviced Loans hereunder, the Sub-Servicer acknowledges that the Master Servicer has acted in reliance upon the Sub-Servicer's independent status, the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Subject to Section 3.01(c)(4) of this Agreement, without in any way limiting the generality of this Section 3.05, the Sub-Servicer shall neither assign nor transfer this Agreement or the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Master Servicer, which consent will not be unreasonably withheld or delayed.

            Section 3.06 Indemnification.

            The Master Servicer and the Sub-Servicer each agrees to and hereby does indemnify and hold harmless the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) from and against any and all liability, claim, loss, out-of-pocket cost (including reasonable attorneys' fees), penalty, expense or damage of the Master Servicer, in the case of the Sub-Servicer, and the Sub-Servicer, in the case of the Master Servicer (including any of their partners, directors, officers, employees or agents) resulting from (1) any breach by the indemnitor of a representation or warranty made by it herein or (ii) any willful misfeasance, bad faith or negligence by the indemnitor in the performance of its obligations or duties hereunder or by reason of reckless disregard of such obligations and duties. Each indemnified party hereunder shall give prompt written notice to the indemnitor of matters which may give rise to the liability of such indemnitor hereunder; provided, however, that failure to give such notice shall not relieve the indemnitor of any liability except to the extent of actual prejudice. This
Section 3.06 shall survive the termination of this Agreement and the termination or resignation of the Master Servicer or the Sub-Servicer.

            Section 3.07 Subservicer's Duty With Respect to the Non-Trust Loan Interests.

            Notwithstanding anything contained in this Agreement to the contrary, the Subservicer shall perform all of the remittance, reporting and correspondence duties allocated to the Master Servicer under the Pooling and Servicing Agreement (and related intercreditor agreement, co-lender agreement or similar agreement) with respect to Serviced B-Loans and Serviced Pari Passu Companion Loan related to a Serviced Mortgage Loan serviced hereunder. In connection with any remittances to an applicable holder of a Serviced B-Loan and a Serviced Pari Passu Companion Loan (or its designee), the Subservicer shall promptly provide written notice to the Master Servicer and shall promptly send to the Master Servicer a copy of any written correspondence sent to the related holder of a Serviced B-Loan or a Serviced Pari Passu Companion Loan. To the extent not inconsistent with its duties under the Pooling and Servicing Agreement, the Master Servicer shall reasonably cooperate with the Subservicer in corresponding or otherwise dealing with such holder(s), including to enforce any rights or remedies or otherwise pursue any payment obligation under the related Co-Lender Agreements.

                                   ARTICLE IV

                                     DEFAULT

            Section 4.01 Events of Default.

            "Event of Default", wherever used herein, unless the context otherwise requires, means any one of the following events:

            (a) any failure by the Sub-Servicer to deposit into the Sub-Servicer Custodial Account, any Escrow Account or any REO Account, or to deposit into, or to remit to the Master Servicer for deposit into the Collection Account on the dates and at the times required by this Agreement, any amount required to be so deposited or remitted under this Agreement; or

            (b) any failure on the part of the Sub-Servicer to (i) timely provide to the Master Servicer the information called for on Exhibit D attached hereto as required by Section 3.01(c)(24) of this Agreement, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control and such failure remains uncured for five (5) Business Days after the Sub-Servicer has received written notice from the Master Servicer of such failure, or (ii) timely provide to the Master Servicer the Collection Report and such failure continues unremedied for one (1) Business Day; provided that if the failure of the Sub-Servicer to provide the Servicer the Collection Report was the result of any act of force majeure or other act beyond the control of Sub-Servicer, no Event of Default will result, or (iii) in any way comply with Section 3.01(c)(31) through 3.01(c)(42) of this Agreement; or

            (c) the Sub-Servicer shall fail three (3) times within any one (1) year period to timely provide to the Master Servicer any report required by this Agreement to be provided to the Master Servicer, to the extent the obtaining of such information which is a part of such report is within the Sub-Servicer's control and the Master Servicer has within fifteen (15) Business Days after each such failure notified the Sub-Servicer of such failure in writing (which may be via facsimile or e-mail), provided that if any such failure was the result of any act of force majeure or other act beyond the control of the Sub-Servicer no event of Default will result; or

            (d) any failure on the part of the Sub-Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Sub-Servicer contained in this Agreement which continues unremedied for a period of thirty (30) days (ten (10) days in the case of payment of insurance premiums) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (e) any breach on the part of the Sub-Servicer of any representation or warranty contained in Section 2.04 of the Pooling and Servicing Agreement as modified by Section 3.01(c)(2) of this Agreement (as well as the References Modification) which materially and adversely affects the interests of the Master Servicer, any Class of Certificateholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Sub-Servicer by the Master Servicer; or

            (f) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Sub-Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

            (g) the Sub-Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Sub-Servicer or of or relating to all or substantially all of its property; or

            (h) the Sub-Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing; or

            (i) the Sub-Servicer receives actual knowledge that (i) Fitch has qualified, downgraded or withdrawn its rating or ratings on one or more Classes of Certificates, or (ii) that Fitch has placed one or more Classes of Certificates on "rating watch negative" in contemplation of a rating downgrade or withdrawal (and such "rating watch negative" placement shall not have been withdrawn by Fitch within sixty (60) days of the date the Sub-Servicer obtained such actual knowledge), in the case of either of clauses (i) or (ii), citing servicing concerns with the Sub-Servicer as the sole or material factor in such action; or

            (j) the Sub-Servicer shall cease to be an approved servicer of multifamily mortgage loans for at least one of FHLMC or FNMA or a servicer approved by the Department of Housing and Urban Development; or

            (k) the Sub-Servicer shall no longer be rated CMS3 or higher by Fitch;

            (l) the Sub-Servicer is removed from S&P's Select Servicer List; or

            (m) the Sub-Servicer shall assign or transfer or attempt to assign or transfer all or part of its rights and obligations hereunder except as permitted by this Agreement.

            If any Event of Default shall occur and be continuing, then, and in each and every such case, so long as such Event of Default shall not have been remedied within any applicable cure period, the Master Servicer may terminate, by notice in writing to the Sub-Servicer, all of the rights and obligations of the Sub-Servicer as the Sub-Servicer under this Agreement and in and to the Serviced Loans and the proceeds thereof. In the event that the Master Servicer fails to exercise its right to terminate the Sub-Servicer upon the occurrence of the Event of Default described in Section 4.01(b)(iii), the Depositor shall have the right to terminate the Sub-Servicer after any applicable grace period. From and after the receipt by the Sub-Servicer of such written notice, all authority and power of the Sub-Servicer under this Agreement, whether with respect to the Serviced Loans or otherwise, shall pass to and be vested in the Master Servicer pursuant to and under this Section, and, without limitation, the Master Servicer is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the Sub-Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Serviced Loans and related documents, or otherwise. The Sub-Servicer agrees that if it is terminated pursuant to this Section, it shall promptly (and in any event no later than five (5) Business Days subsequent to its receipt of the notice of termination) provide the Master Servicer with all documents and records (including, without limitation, those in electronic form) requested by it to enable it to assume the Sub-Servicer's functions hereunder, and shall cooperate with the Master Servicer in effecting the termination of the Sub-Servicer's responsibilities and rights hereunder and the assumption by a successor of the Sub-Servicer's obligations hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer for administration by it of all cash amounts which shall at the time be or should have been credited by the Sub-Servicer to its Sub-Servicer Custodial Account, the Collection Account, any Escrow Account and any REO Account, or thereafter be received with respect to the Serviced Loans or any REO Property (provided, however, that the Sub-Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, and it and its directors, officers, employees and agents shall continue to be entitled to the benefits of Section 3.03 of this Agreement notwithstanding any such termination).

            In addition to any other rights the Servicer may have hereunder, if the Sub-Servicer fails to remit to the Master Servicer any amounts when required to be remitted hereunder, the Sub-Servicer shall pay to the Master Servicer interest on the amount of such late remittance at the Prime Rate plus three percent (3%), applied on a per diem basis for each day such remittance is late (i.e., said per annum rate divided by 365 multiplied by the number of days late); but in no event shall such interest be greater than the maximum amount permitted by law.

            Section 4.02 Waiver of Defaults.

            The Master Servicer may waive any default by the Sub-Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

            Section 4.03 Other Remedies of Master Servicer.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Master Servicer, in addition to the rights specified in Section 4.01 shall have the right, in its own name, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

                                    ARTICLE V

                                   TERMINATION

            Section 5.01 Termination.

            Except as otherwise specifically set forth herein or in Section 3.01 of the Pooling and Servicing Agreement, the rights, obligations and responsibilities of the Sub-Servicer shall terminate (without payment of any penalty or termination fee) (i) upon the later of the final payment or other liquidation (or any advance with respect thereto) of the last Serviced Loan and the disposition of all REO Property and the remittance of all funds due hereunder; (ii) by mutual consent of the Sub-Servicer and the Master Servicer in writing; (iii) at the option of any purchaser of one or more Serviced Loans pursuant to the Pooling and Servicing Agreement, upon such purchase and only with respect to such purchased Serviced Loan or Serviced Loans; or (iv) upon termination of the Pooling and Servicing Agreement. Any notice of termination shall be in writing and delivered to the Sub-Servicer as provided in Section
6.05 of this Agreement.

            Section 5.02 Termination of Duties with Respect to Specially Serviced Loans.

            At such time as any Serviced Loan becomes a Specially Serviced Loan, the obligations and duties (but not the right to receive the Sub-Servicing Fee) of the Sub-Servicer set forth herein with respect to such Specially Serviced Loan that are required to be performed by the Special Servicer under the Pooling and Servicing Agreement shall cease; provided, however, that although duties of the Sub-Servicer shall terminate to the extent transferred to the Special Servicer, the Sub-Servicer shall retain the Serviced Loans on its computer systems so long as such Serviced Loans are Specially Serviced Loans. Any such Serviced Loan retained on the computer systems of the Sub-Servicer shall be subject to the rights of the Special Servicer while such Serviced Loan is a Specially Serviced Loan. In addition, the Sub-Servicer shall continue to perform all of its duties hereunder with respect to the Specially Serviced Loans that are not required to be performed by the Special Servicer pursuant to the Pooling and Servicing Agreement. If a Specially Serviced Loan becomes a Corrected Serviced Loan, the Sub-Servicer shall commence servicing such Corrected Serviced Loan pursuant to the terms of this Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

            Section 6.01 Successor to the Sub-Servicer.

            Prior to termination of the Sub-Servicer's responsibilities and duties under this Agreement pursuant to Section 3.04, 4.01 or 5.01 of this Agreement, the Master Servicer shall (i) succeed to and assume all of the Sub-Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which satisfies the criteria for a successor Sub-Servicer in Section 3.02 of this Agreement and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Sub-Servicer under this Agreement accruing following the termination of the Sub-Servicer's responsibilities, duties and liabilities under this Agreement.

            Section 6.02 Financial Statements.

            The Sub-Servicer shall deliver annually, no later than April 25 of each year, to the Master Servicer publicly available financial statements of the Sub-Servicer or its corporate parent and, upon the request of the Master Servicer, make available other records relevant to the performance of the Sub-Servicer's obligations hereunder.

            Section 6.03 Regulation AB Readiness Certificate.

            The Sub-Servicer shall provide to the Master Servicer an officer's certificate as of September 30 of each year that confirms that the Sub-Servicer has engaged a registered public accounting firm to issue the attestation report on the Sub-Servicer's assessment of compliance with the relevant servicing criteria for the period ending December 31 of the current calendar year pursuant to Section 10.13 of the PSA, and that the Subservicer expects to comply with all of the Regulation AB reporting requirements in Sections 3.01(c)(31) through 3.01(c)(42) of this Agreement.

            Section 6.04 Closing.

            The closing for the commencement of the Sub-Servicer to perform the servicing responsibilities under this Agreement with respect to the Serviced Loans shall take place on the Closing Date. At the Master Servicer's option, the closing shall be either by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

            The closing shall be subject to the execution and delivery of the Pooling and Servicing Agreement by the parties thereto.

            Section 6.05 Closing Documents.

            The Closing Documents shall consist of all of the following documents:

            (a) to be provided by the Sub-Servicer:

                  (1) this Agreement executed by the Sub-Servicer;

                  (2) an Officer's Certificate of the Sub-Servicer, dated the
            Closing Date and in the form of Exhibit B hereto, including all attachments thereto;

                  (3) the account certifications in the form of Exhibit E hereto required by Sections 3.0l(c)(6) and (8) of this Agreement, fully completed; and

            (b) to be provided by the Master Servicer:

                  (1) this Agreement executed by the Master Servicer; and

                  (2) the mortgage loan schedule, with one copy to be attached to each counterpart of this Agreement as Exhibit A hereto; and

                  (3) the Pooling and Servicing Agreement substantially in the form of Exhibit C hereto.

            Section 6.06 Notices.

            All demands, notices, consents and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to the following addresses:

                        (i) if to the Master Servicer:

                            Midland Loan Services, Inc.
                            10851 Mastin, Suite 300
                            Overland Park, Kansas 66210
                            Attention:  President
                            Telecopy No.: (913) 253-9001

                                With a copy to:

                            Stinson Morrison Hecker LLP
                            1201 Walnut Street
                            Kansas City, Missouri 64106-2150
                            Attention: Kenda Tomes
                            Telecopy Number: (816) 691-3495

                        (ii) if to Bank of America, N.A.:

                            Bank of America, N.A.,
                            Capital Markets Servicing Group
                            900 West Trade Street
                            Suite 650
                            NC1-026-06-01
                            Charlotte, North Carolina 28255
                            Fax No.: (704) 317-4501
                            Attention: Servicing Manager
                            Reference: Deutsche Mortgage & Asset Receiving Corporation Series 2006-C8

                                with copy to:

                            Henry A. LaBrun, Esq.
                            Cadwalader, Wickersham & Taft, LLP
                            227 West Trade Street, 24th Floor
                            Charlotte, North Carolina 28202

or such other address as may hereafter be furnished to the other party by like notice.

            Section 6.07 Severability Clause.

            Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to the Serviced Loans shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

            Section 6.08 Counterparts.

            This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

            Section 6.09 Governing Law.

            This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal Law.

            Section 6.10 Protection of Confidential Information.

            The Sub-Servicer shall keep confidential and shall not divulge to any party other than the Master Servicer, the Depositor, the Special Servicer or the Trustee, without the Master Servicer's prior written consent, any information pertaining to the Serviced Loans, the Mortgaged Properties or any borrower thereunder, except to the extent that (a) the Sub-Servicer provides prior written notice to the Master Servicer and it is appropriate for the Sub-Servicer to do so (i) in working with third-party vendors, property inspectors, legal counsel, auditors, other advisors, taxing authorities or other governmental agencies, (ii) in accordance with the Servicing Standard or (iii) when required by any law, regulation, ordinance, court order or subpoena or (b) the Sub-Servicer is disseminating general statistical information relating to the mortgage loans being serviced by the Sub-Servicer (including the Serviced Loans) so long as the Sub-Servicer does not identify the owner of the related Serviced Loan or the related Borrower.

            Section 6.11 Intention of the Parties.

            It is the intention of the parties that the Master Servicer is conveying, and the Sub-Servicer is receiving, only a contract for servicing the Serviced Loans. Accordingly, the parties hereby acknowledge that the Trustee remains the sole and absolute beneficial owner of the Serviced Loans and all rights related thereto.

            Section 6.12 Third Party Beneficiary.

            The Depositor and Trustee, for the benefit of the Certificateholders, shall be a third party beneficiary under this Agreement, provided that, except to the extent the Trustee or its designee assumes the obligations of the Master Servicer hereunder as contemplated by Section 6.12 of this Agreement, none of the Depositor, Trustee, the Trust Fund, any successor Master Servicer or any Certificateholder shall have any duties under this Agreement or any liabilities arising herefrom.

            Section 6.13 Successors and Assigns: Assignment of Agreement.

            This Agreement shall bind and inure to the benefit of and be enforceable by the Sub-Servicer and the Master Servicer and the respective successors and assigns of the Sub-Servicer and the Master Servicer. This Agreement shall not be assigned, pledged or hypothecated by the Sub-Servicer to a third party except as otherwise specifically provided for herein. If the Master Servicer shall for any reason no longer act in such capacity under the Pooling and Servicing Agreement, the Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under this Agreement.

            Section 6.14 Waivers.

            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

            Section 6.15 Exhibits.

            The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

            Section 6.16 General Interpretive Principles.

            The article and section headings are for convenience of a reference only, and shall not limit or otherwise affect the meaning hereof.

            Section 6.17 Complete Agreement.

            This Agreement embodies the complete agreement between the parties regarding the subject matter hereof and may not be varied or terminated except by a written agreement conforming to the provisions of Section 6.18 of this Agreement. All prior negotiations or representations of the parties are merged into this Agreement and shall have no force or effect unless expressly stated herein.

            Section 6.18 Further Agreement.

            The Sub-Servicer and the Master Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

            Section 6.19 Amendments.

            This Agreement may only be amended with the consent of the Sub-Servicer and the Master Servicer. No amendment to the Pooling and Servicing Agreement that purports to change the rights or obligations of the Sub-Servicer hereunder shall be effective against the Sub-Servicer without the express written consent of the Sub-Servicer.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

            IN WITNESS WHEREOF, the Sub-Servicer and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                           BANK OF AMERICA, N.A.

                                           By: /s/ Sean D. Reilly
                                              ----------------------------------
                                               Name:   Sean D. Reilly
                                               Title:  Principal

                                           MIDLAND LOAN SERVICES, INC.

                                           By: /s/ Lawrence D. Ashley
                                              ----------------------------------
                                               Name:   Lawrence D. Ashley
                                               Title:  Senior Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

 Loan                                                                                    Sub-Servicing
Number                         Property Name                      Current Balance   Fee Rate (basis points)
--------------------------------------------------------------------------------------------------------------
3403480     156-33 Cross Bay Boulevard                               3,200,000.00              2
3225349     17320 Gale Avenue                                       15,600,000.00              1
3225604     27754 Novi Road                                          3,124,000.00              1
3225646     3391 Berlin Turnpike                                     1,347,735.56              1
3225463     Bay Court Plaza                                          8,700,000.00              1
3403769     C&S Grocers, Inc. Building                              27,950,000.00              2
3225273     Carlson Bloomington and Philadelphia                    34,000,000.00              1
3225281     Carlson Radisson Lord Baltimore                         27,000,000.00              1
3225398     Casa de Luna                                            13,200,000.00              1
3217759     Casual Male HQ                                          31,682,428.57              2
3401492     Colony Woods                                            17,100,000.00              2
3225596     Commercial Vehicles Group Building                       3,750,000.00              1
3225554     Country Inn & Suites - Asheville                         4,980,371.70              1
3225422     Country Inn & Suites Calabasas                          11,500,000.00              1
3225471     East Wintonbury Apartments                               7,500,000.00              1
3225620     Econo Lodge Benns Church                                 1,900,000.00              1
3401659     Euclid Medical Center                                    4,495,595.95              2
3225521     Fairfield Inn Manhattan KS                               6,091,661.44              1
3225513     Fairways Apartments                                      6,400,000.00              1
3225240     First City Tower                                        93,000,000.00              1
3225307     Fort Collins Marriott Portfolio                         32,500,000.00              1
3403464     Giant Shopping Center                                    9,200,000.00              2
3403377     Gold Coast Business Center                               7,729,849.28              2
3402476     Golf Mill Shopping Center                               52,000,000.00              5
3402358     Hawthorne Suites - Champaign, IL                         7,500,000.00              6
3225570     Holiday Inn Express Lexington SC                         4,500,000.00              1
3403434     Hollywood Mini Storage                                   2,604,000.00              2
3403450     Home Interiors & Gifts                                  19,012,500.00              2
3402943     IDC Medical Plaza                                       12,000,000.00              2
3402613     Javelina Station                                         9,700,000.00              2
3225265     JPIM Self Storage Portfolio                             66,400,000.00              1
3225190     JQH Hotel Portfolio                                    125,000,000.00              1
3225331     Lake Laurie and Lake George                             16,300,000.00              1
3403259     Lee Plaza                                                2,000,000.00              2
3225588     Linkside Apartments                                      4,500,000.00              1
3403386     Lock Up Portfolio                                        8,000,000.00              2
3225448     Marrietta Plaza                                         10,520,000.00              1
3402368     Marsh Store 01                                           8,141,769.00              5
3402370     Marsh Store 03                                           7,513,074.00              5
3403587     Marsh Store 101                                          6,381,565.00              5
3402470     Mesa Gardens                                             9,600,000.00              2
3225323     Mission Hills Shopping Center                           16,800,000.00              1
3225257     Morgan Resort Portfolio                                 75,500,000.00              1
3401553     Morningstar Apartments                                  25,500,000.00              5
3225539     Murray Hill Office Center                                5,600,000.00              1
3225315     Northpoint Business Center                              22,000,000.00              1
3402473     NYU Housing-636 Greenwich Street                        26,000,000.00              2
3225489     Park Avenue Villas                                       7,200,000.00              1
3403357     Parliament Bend                                          5,100,000.00              2
3403439     PETsMART Store                                           3,000,000.00              2
3225638     Pine Haven Mobile Home Park                              1,620,000.00              1
3225547     Planters Run Apartments                                  5,300,000.00              1
3225497     Radisson Dallas North                                    7,000,000.00              1
3225455     Raymour & Flanigan Paramus                               9,560,000.00              1
3400629     Regions Center                                          32,000,000.00              4
3225505     Rocklin Park Hotel                                       6,450,000.00              1
3216868     Royal Riverwood Manor Apartments                        14,740,160.00              2
3225414     Safety Storage portfolio                                11,800,000.00              1
3402208     Stonebridge Medical Center                              11,200,000.00              2
3225380     Towne South Center                                      15,450,000.00              1
3402274     University Commons - Bloomington                        22,266,427.00              2
3402286     University Commons - Eugene                             16,148,310.00              2
3402269     University Commons - Urbana                             16,575,000.00              2
3402026     Walgreen's at Traverse City                              3,980,000.00              2
3225612     Walgreens Millsboro                                      2,425,000.00              1
3403726     Ward Industrial, Gateway & Village                      88,500,000.00              1
3403455     Warner Palms Apartments                                  8,600,000.00              2
3402446     Westland Square Shopping Center                          5,500,000.00              2
3225299     Wild Acres, Indian Creek and Wagon Wheel Resorts        36,350,000.00              1
3225430     Valencia Medical Building                               11,400,000.00              1

                                    EXHIBIT B

                      SUB-SERVICER'S OFFICER'S CERTIFICATE

            I, [_______________________________], hereby certify that I am the duly elected [_____________________________] of [Sub-Servicer], a
[_________________], organized under the laws of [_________________________]
(the "Sub-Servicer") and further as follows:

            1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the [________________] of the Sub-Servicer which are in full force and effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since

                  [_______________________________].

            2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the by-laws of the Sub-Servicer which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification since [___________________].

            3. Attached hereto as Exhibit 3 is an original certificate of the [____________________] of the Sub-Servicer, dated as of [________ __], 200[__], and no event has occurred since the date thereof which would impair such standing.

            4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the resolutions of the Board of Directors of the Sub-Servicer authorizing the Sub-Servicer to execute and deliver the Sub-Servicing Agreement, dated as of [________ ___], 200[__] (the "Sub-Servicing Agreement"), by and between the Sub-Servicer and Bank of America, N.A. and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification since [___________________].

            5. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Sub-Servicer, signed the Sub-Servicing Agreement and any other document delivered prior hereto or on the date hereof in connection with the Sub-Servicing Agreement, was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Sub-Servicer, who holds the office set forth opposite his or her name on Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Sub-Servicer.

Dated:  [________________________]      By: ____________________________________
                                            Name:  [___________________________]
                                            Title:  [Vice] President

[Seal]

            I, [_____________________________], an [Assistant] Secretary of
[Sub-Servicer], hereby certify that

            [__________________________________] is the duly elected, qualified and acting [Vice] President of the Sub-Servicer and that the signature appearing above is [her] [his] genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  [________________________]      By: ____________________________________
                                            Name:  [___________________________]
                                            Title:  [Assistant] Secretary

                                    EXHIBIT 5

                                       to

                      Sub-Servicer's Officer's Certificate

           Name                      Title                   Signature

---------------------------

---------------------------

---------------------------

---------------------------

                                    EXHIBIT C

                         POOLING AND SERVICING AGREEMENT

                        See Exhibit 4.1 to this Form 8-K.

                                                    EXHIBIT D

                                           FORM OF ADDITIONAL REPORTS

                                              Tax Monitoring Report

Deal: DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2006-C8
Sub-Servicer:
Period Ending:

---------------------------------------------------------------------------------------------------------------
                                                                                                       Last
  Sub-       Bank of                                                                                    Tax
Servicer     America    Borrower   Property   Property   Parcel     Taxing     Next Tax   Last Date    Amount
Loan No.     Loan No.     Name       Name     Address     Number   Authority   Due Date   Tax Paid      Paid
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

Certified By: _____________________________
      Title:  _____________________________

                                                  UCC Monitoring Report

Deal: DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2006-C8
Sub-Servicer:
Period Ending:

---------------------------------------------------------------------------------------------------------------

  Sub-       Bank of                                      Original  Original                    Next
Servicer     America    Borrower   Property               Filing    Filing    Continuation      Filing
Loan No.     Loan No.     Name       Name   Jurisdiction  Number     Date      Filing Number     Date
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

Certified By:  ______________________________
      Title:   ______________________________

                                           Insurance Monitoring Report

Deal: DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION COMMERCIAL MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2006-C8
Sub-Servicer:
Period Ending:

                                                        Sub-Servicer Loan No.
                                                                                                                         Loan Payee
                                                                                                                         Endorsement
Sub-        Bank of                           Policy                                              Terrorism   Terrorism   Reflects
Servicer    America    Borrower  Property   Expiration    Insurance   Type of  Policy   Coverage   Coverage    Coverage    Trust
Loan No.     Loan No.   Name      Name         Date        Carrier   Coverage   Number   Amount     (Y/N)       Amount     (Y/N)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

(TABLE CONTINUED)

            Meets         Meets
           Qualified       Mtge
Sub-         Ins.          Doc
Servicer    Ratings       Req
Loan No.     Y/N           Y/N
----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

----------------------------------

                                    EXHIBIT E

                          FORM OF ACCOUNT CERTIFICATION

Securitization: ________________________________________________________________

Sub Servicer: __________________________________________________________________

    _________ New Account                        _________ Change of Account
                                                           Information

Indicate purpose of account (check all that apply):

    _________ Principal & Interest               _________ Deposit Clearing
    _________ Taxes & Insurance                  _________ Disbursement Clearing
    _________ Reserves (non-interest bearing)    _________ Suspense
    _________ Reserves (interest bearing)

Account Number: ________________________________________________________________

Account Name: __________________________________________________________________

Depository Institution (and Branch):

      Name: ____________________________________________________________________

      Street: __________________________________________________________________

      City, State, Zip: ________________________________________________________

      Rating Agency: _____________________ Rating: _____________________________

Please note that the name of the account must follow the guideline specifications detailed in the applicable agreement.

Prepared by: ___________________________________________________________________

Signature: _____________________________________________________________________

Title: _________________________________________________________________________

Date: __________________________________________________________________________

Telephone: ______________________________ Fax: _________________________________

                                                              EXHIBIT F

                                                               FORM OF
                                                          COLLECTION REPORT

(Deal Name)
(Subservicer Name)
(Reporting Period)
(Collection Period)



             (L3)          (L8)    (L10)    (L6)       (L25)     (L24)      (L23)       (L28)       (L27)          (L30)
------------------------------------------------------------------------------------------------------------------------------------
Master       Subservicer  Paid    Current  Scheduled  Total     Scheduled  Scheduled   Other         Unscheduled   Prepayment
Servicer     Loan         to      Note     Principal  Scheduled Principal  Interest    Principal     Principal     Penalty/Yld
Loan         Number       Date    Rate     Balance    P&I Due   Payment    Payment     Adjustments   _________     Maint
Number                                                                                               _________     Rec'd
------------------------------------------------------------------------------------------------------------------------------------


(TABLE CONTINUED)

            (L31)       (L14)
------------------------------------------------------------------------------------------------------------------------------------
Master      Prepayment  Subservicer  Subservicer  Subservicer   Assumption   Late      Default    Actual      Actual     Actual
Servicer    Interest    Fee Rate     Service      Maintenance   Fee          Charges   Interest   Principal   Interest   Subservicer
Loan        Excess                   Fee          Amount                                          Payment     Payment    Service
Number      (Shortfall)                                                                                                  Fee
------------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT G

                    FORM OF SUB-SERVICER BACKUP CERTIFICATION

                    COMM 2006-C8 Mortgage Trust (the "Trust")

            As contemplated by Section 10.08 of that certain pooling and servicing agreement dated as of December 1, 2006 (the "Pooling and Servicing Agreement"), among Deutsche Mortgage and Asset Receiving Corporation, as depositor (the "Depositor"), Midland Loan Services, Inc., as the master servicer (the "Master Servicer"), LNR Partners, Inc., as the special (the "Special Servicer") and LaSalle Bank, National Association, as trustee (the "Trustee") and paying agent, [identify the certifying individual], a [_______________ ] of [_____], a [_____] corporation (the "Sub-Servicer") as Sub-Servicer in connection with the sub-servicing of one or more Mortgage Loans and/or Serviced Whole Loans under the Pooling and Servicing Agreement, on behalf of the Sub-Servicer, certify to [Name of Each Certifying Person for Sarbanes-Oxley Certification], the Depositor, the Master Servicer, the Trustee and their officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

           Based on our knowledge, with respect to the period ending December 31, 20[__] (the "Relevant Period"), all servicing information and all reports required to be submitted by the Sub-Servicer to the Trustee pursuant to the Pooling and Servicing Agreement (the "Servicer Reports") for inclusion in the annual report on Form 10-K for the Relevant Period and inclusion in all reports on Form 8-K have been submitted by the Sub-Servicer to the Trustee for inclusion in these reports;

           Based on our knowledge, with respect to the Relevant Period, all servicing information and all reports required to be submitted by the Sub-Servicer to the Master Servicer pursuant to the sub-servicing agreement between the Sub-Servicer and the Master Servicer (the "Sub-Servicer Reports") have been submitted by the Sub-Servicer to the Master Servicer;

           Based on our knowledge, the information contained in the Servicer Reports and Sub-Servicer Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period ending December 31, 20[__];

           Based upon our knowledge and the annual compliance review performed as required under Section [__] of the Sub-Servicing Agreement, and except as disclosed in the compliance certificate delivered pursuant to Section [__] of the Sub-Servicing Agreement, the Sub-Servicer has fulfilled its obligations under the Sub-Servicing Agreement in all material respects;

           [I am responsible for reviewing the activities performed by the Sub-Servicer under the Sub-Servicing Servicing Agreement and based upon my knowledge and the annual compliance reviews conducted in preparing the servicer compliance statements for inclusion on Form 10-K pursuant Item 1123 of Regulation AB with respect to the Sub-Servicer, and except as disclosed in the compliance certificate delivered by the Sub-Servicer under Section [__] of the Sub-Servicing Servicing Agreement, the Sub-Servicer has fulfilled its obligations under the Sub-Servicing Servicing Agreement in all material respects];

           I have disclosed to the accountants that are to deliver the annual attestation report on assessment of compliance with the Relevant Servicing Criteria in respect of the Sub-Servicer with respect to the Trust's fiscal year _____ all information relating to the Sub-Servicer's assessment of compliance with the Relevant Servicing Criteria, in order to enable them to conduct a review in compliance with the standards for attestation engagements issued or adopted by the PCAOB; and

           All annual assessment reports required under Section [__] of the Sub-Servicing Agreement and their related annual attestation reports required to be provided to the Master Servicer, the Trustee and the Depositor by the Sub-Servicer or any Servicing Function Participant retained by the Sub-Servicer under or as contemplated by the Pooling and Servicing Agreement and the Sub-Servicing Agreement have been provided thereby. Based on my knowledge, all material instances of noncompliance with the Relevant Servicing Criteria have been disclosed in such reports, in each case based upon the annual attestation report provided by a registered public accounting firm, after conducting a review in compliance with the standards for attestation engagements issued or adopted by the PCAOB, delivered pursuant to Section [__]of the Sub-Servicing Agreement.

Capitalized terms used but not defined herein have the meanings set forth in the Sub-Servicing Agreement or, if not defined in the Sub-Servicing Agreement, then the meanings set forth in the Pooling and Servicing Agreement.

Date: _________________________

[NAME OF SUB-SERVICER]

By:_____________________________
   Name:
   Title:

                                    EXHIBIT H

                   FORM OF SEMI-ANNUAL SERVICING CERTIFICATION

Sub-Servicer: ______________________

RE:   Series _______________________

            Pursuant to the Sub-Servicing Agreement(s) between Midland Loan Services, Inc. and [Sub-Servicer], we certify to the best of our knowledge with respect to each mortgage Loan serviced by us for Midland Loan Services, Inc. that, as of the period ending ____________________, except as otherwise noted below:

All taxes, assessments and other governmental charges levied against the mortgaged premises, ground rents payable with respect to the mortgaged premises, if any, which would be delinquent if not paid, have been paid.

Based on [Sub-Servicer's] monitoring of the insurance in accordance with the Servicing Standard, all required insurance policies are in full force and effect on the mortgaged premises in the form and amount and with the coverage required by the Sub-Servicing Agreement(s).

All necessary action has been taken to continue all UCC Financing Statements in favor of the originator of each mortgage loan or in favor of any assignee prior to the expiration of such UCC Financing Statements.

All reserves are maintained and disbursed in accordance with the loan documents and no obligation for which a reserve is held has not been completed within the time required by the applicable document.

If there are any exceptions to any of the items required in any of the above-referenced paragraphs, such exceptions shall be noted in a schedule attached hereto substantially in the form of Exhibit D to the Sub-Servicing Agreement.

EXCEPTIONS: _____________________________________



_________________________                 ______________________________________
Servicing Officer                         Date